                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                      DATE OF REPORT -- MAY 12, 1997


                       YOUTH SERVICES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  MARYLAND                      0-23284                        52-1715690
--------------               --------------                -------------------
  (STATE OF                    (COMMISSION                    (IRS EMPLOYER
INCORPORATION)                 FILE NUMBER)                IDENTIFICATION NO.)



       2 PARK CENTER COURT, SUITE 200, OWINGS MILLS, MARYLAND  21117
       -------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                (410) 356-8600
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


       6 PARK CENTER COURT, SUITE 211, OWINGS MILLS, MARYLAND  21117
       -------------------------------------------------------------
                                (FORMER ADDRESS)
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Item  8.       Change in Fiscal Year

        On April 25, 1997, the Board of Directors of Youth Services International, Inc., a Maryland corporation (the "Company"), determined to change the fiscal year of the Company from July 1 through June 30 to January 1 through December 31. The determination was made to change the fiscal year primarily to conform to industry standards and for certain administrative purposes. The Company will file an Annual Report on Form 10-K with the Securities and Exchange Commission with audited financial statements for the transition period (July 1, 1996 through December 31, 1996).





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                       YOUTH SERVICES INTERNATIONAL, INC.


                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                YOUTH SERVICES INTERNATIONAL, INC.


                                By: /s/ MARK S. DEMILIO
                                    -----------------------------------------
                                    Mark S. Demilio, Senior Vice President of
                                    Corporate Development and General Counsel





Date:  May 12, 1997